     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 31, 1998
                                                      REGISTRATION NO. 333-31927
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                 POST-EFFECTIVE
                               AMENDMENT NO. 2 TO
                                    FORM S-1
                                       ON
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                          ENDOCARDIAL SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                            3815                           41-1724963
(State or other jurisdiction of     (Primary Standard Industrial            (I.R.S. Employer
 incorporation or organization)        Identification Number)         Classification Code Number)

                          1350 ENERGY LANE, SUITE 110
                           ST. PAUL, MINNESOTA 55108
                                 (612) 644-7890
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                JAMES W. BULLOCK
                          ENDOCARDIAL SOLUTIONS, INC.
                          1350 ENERGY LANE, SUITE 110
                           ST. PAUL, MINNESOTA 55108
                                 (612) 644-7890
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   COPIES TO:

            KENNETH L. CUTLER                              JOHN F. WURM
           Dorsey & Whitney LLP                      Fredrikson & Byron, P.A.
          Pillsbury Center South                    1100 International Centre
          220 South Sixth Street                     900 Second Avenue South
    Minneapolis, Minnesota 55402-3901           Minneapolis, Minnesota 55402-3397
              (612) 340-2600                              (612) 347-7000

                            ------------------------

          APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

                            ------------------------

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: /X/

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earliest effective registration statement for the same offering: / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: / /

                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The undersigned registrant hereby amends Part II, Item 16(a), entitled "Exhibits," of this registration statement to amend and refile Exhibit 10.13.

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a) Exhibits

NUMBER DESCRIPTION
------ --------------------------------------------------------------------------
  3.1  Amended and Restated Certificate of Incorporation of the Company
         (incorporated by reference to Exhibit 3.2 to the Company's Registration
         Statement on Form S-1, dated January 29, 1997, as amended on March 5,
         1997, March 13, 1997 and March 18, 1997 (File No. 333-20677))

  3.2 Amended Bylaws of the Company (incorporated by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1, dated January 29,
         1997, as amended on March 5, 1997, March 13, 1997 and March 18, 1997
         (File No. 333-20677))

  4.1  Warrant Agreement dated November 18, 1993 between the Company and Tikkun
         Resource Development relating to warrant issued to Tikkun Resource
         Development to purchase shares of Common Stock (incorporated by reference to Exhibit 4.2 to the Company's Registration Statement on Form
         S-1, dated January 29, 1997, as amended on March 5, 1997, March 13, 1997 and March 18, 1997 (File No. 333-20677))

  4.2  Warrant Agreement dated November 15, 1994 between the Company and
         Comdisco, Inc. relating to Warrant issued to Comdisco, Inc. to purchase shares of Series B Preferred Stock (incorporated by reference to Exhibit
         4.3 to the Company's Registration Statement on Form S-1, dated January
         29, 1997, as amended on March 5, 1997, March 13, 1997 and March 18, 1997
         (File No. 333-20677))

  4.3  Warrant Agreement dated August 20, 1996 between the Company and Comdisco,
         Inc. relating to Warrant issued to Comdisco, Inc. to purchase shares of Series D Preferred Stock (incorporated by reference to Exhibit 4.4 to the Company's Registration Statement on Form S-1, dated January 29,
         1997, as amended on March 5, 1997, March 13, 1997 and March 18, 1997
         (File No. 333-20677))

 10.1 Real Property Lease Agreement dated September 15, 1993 between the Company and the Port Authority of St. Paul, together with Amendment Nos. 1, 2 and 3 thereto dated February 6, 1995, May 16, 1995, June 4, 1996, respectively (incorporated by reference to Exhibit 10.1 to the Company's
         Registration Statement on Form S-1, dated January 29, 1997, as amended on March 5, 1997, March 13, 1997 and March 18, 1997 (File No.
         333-20677))

 10.2  Amendment No 4 to the Real Property Lease Agreement dated September 15,
         1993 between the Company and the Port Authority of St. Paul
         (incorporated by reference to Exhibit 10.2 to the Company's Annual
         Report on Form 10-K for the year ended December 31, 1997)

 10.3  Master Lease Agreement dated November 14, 1994, as amended, between the
         Company and Comdisco, Inc., with Exhibits (incorporated by reference to Exhibit 10.2 to the Company's Registration Statement on Form S-1, dated
         January 29, 1997, as amended on March 5, 1997, March 13, 1997 and March
         18, 1997 (File No. 333-20677))

NUMBER DESCRIPTION
------ --------------------------------------------------------------------------
 10.4  1993 Long-Term Incentive and Stock Option Plan, including forms of option agreements (incorporated by reference to Exhibit 10.3 to the Company's
         Registration Statement on Form S-1, dated January 29, 1997, as amended on March 5, 1997, March 13, 1997 and March 18, 1997 (File No.
         333-20677))

 10.5 Directors' Stock Option Plan (incorporated by reference to Exhibit 10.4 to the Company's Registration Statement on Form S-1, dated January 29,
         1997, as amended on March 5, 1997, March 13, 1997 and March 18, 1997
         (File No. 333-20677))

 10.6  1997 Employee Stock Purchase Plan (incorporated by reference to Exhibit
         10.5 to the Company's Registration Statement on Form S-1, dated January
         29, 1997, as amended on March 5, 1997, March 13, 1997 and March 18, 1997
         (File No. 333-20677))

 10.7  Employment Agreement dated May 25, 1994 between the Company and James W.
         Bullock (incorporated by reference to Exhibit 10.6 to the Company's
         Registration Statement on Form S-1, dated January 29, 1997, as amended on March 5, 1997, March 13, 1997 and March 18, 1997 (File No.
         333-20677))

 10.8  Investment Agreement dated April 26, 1996 between the Company and
         Medtronic, Inc. (incorporated by reference to Exhibit 10.8 to the Company's Registration Statement on Form S-1, dated January 29, 1997, as amended on March 5, 1997, March 13, 1997 and March 18, 1997 (File No.
         333-20677))

 10.9 Amended and Restated Investors Rights Agreement dated January 31, 1995, together with Amendments thereto dated March 1, 1995 and April 26, 1996, respectively, between the Company and the holders of the Company's
         Series A and Series B Preferred Stock (incorporated by reference to
         Exhibit 10.9 to the Company's Registration Statement on Form S-1, dated
         January 29, 1997, as amended on March 5, 1997, March 13, 1997 and March
         18, 1997 (File No. 333-20677))

 10.10 Stock Purchase Agreement between the Company and Medtronic, Inc.
         (incorporated by reference to Exhibit 10.10 to the Company's
         Registration Statement on Form S-1, dated January 29, 1997, as amended on March 5, 1997, March 13, 1997 and March 18, 1997 (File No.
         333-20677))

 10.11 Purchase Agreement between the Company, Piper Jaffray Inc., and Volpe,
         Welty & Company LLC (incorporated by reference to Exhibit 1.1 to the
         Company's Registration Statement on Form S-1, dated January 29, 1997, as amended on March 5, 1997, March 13, 1997 and March 18, 1997 (File No.
         333-20677))

 10.12* License Agreement dated January 30, 1998 between the Company and
         Medtronic, Inc. (incorporated by reference to Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31,
         1998, as amended July 31, 1998)

 10.13** Distribution/Supply Agreement, dated September 8, 1997, between the
         Company and Medtronic, Inc. (filed herewith)

 23.1  Consent of Ernst & Young LLP (Previously filed)

 24.1  Power of Attorney (Previously filed)

------------------------

* Pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, confidential portions of exhibit 10.12 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

** Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of exhibit 10.13 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

(b) Financial Statement Schedules

    None.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on July 31, 1998.

                                ENDOCARDIAL SOLUTIONS, INC.

                                By:             /s/ JAMES W. BULLOCK
                                     -----------------------------------------
                                                  James W. Bullock
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on July 31, 1998.

               SIGNATURE                                  TITLE
----------------------------------------  --------------------------------------
          /s/ JAMES W. BULLOCK            President, Chief Executive Officer and
----------------------------------------    Director (principal executive
            James W. Bullock                officer)

           /s/ LEOTA PEARSON
----------------------------------------  Controller (principal financial and
             Leota Pearson                  accounting officer)

           GRAYDON E. BEATTY*             Director

            RONALD H. KASE*               Director

           JAMES E. DAVERMAN*             Director

        ROBERT G. HAUSER, M.D.*           Director

           STEVEN R. LAPORTE*             Director

*By:    /s/ JAMES W. BULLOCK
      -------------------------
          James W. Bullock
          ATTORNEY-IN-FACT

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                                           DESCRIPTION                                            PAGE
------   -------------------------------------------------------------------------------------------  ---------
  3.1    Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1, dated January 29,
           1997, as amended on March 5, 1997, March 13, 1997 and March 18, 1997 (File No.
           333-20677))

  3.2    Amended Bylaws of the Company (incorporated by reference to Exhibit 3.3 to the Company's
           Registration Statement on Form S-1, dated January 29, 1997, as amended on March 5, 1997,
           March 13, 1997 and March 18, 1997 (File No. 333-20677))

  4.1    Warrant Agreement dated November 18, 1993 between the Company and Tikkun Resource
           Development relating to warrant issued to Tikkun Resource Development to purchase shares of Common Stock (incorporated by reference to Exhibit 4.2 to the Company's Registration
           Statement on Form S-1, dated January 29, 1997, as amended on March 5, 1997, March 13,
           1997 and March 18, 1997 (File No. 333-20677))

  4.2    Warrant Agreement dated November 15, 1994 between the Company and Comdisco, Inc. relating to Warrant issued to Comdisco, Inc. to purchase shares of Series B Preferred Stock
           (incorporated by reference to Exhibit 4.3 to the Company's Registration Statement on Form
           S-1, dated January 29, 1997, as amended on March 5, 1997, March 13, 1997 and March 18,
           1997 (File No. 333-20677))

  4.3    Warrant Agreement dated August 20, 1996 between the Company and Comdisco, Inc. relating to
           Warrant issued to Comdisco, Inc. to purchase shares of Series D Preferred Stock
           (incorporated by reference to Exhibit 4.4 to the Company's Registration Statement on Form
           S-1, dated January 29, 1997, as amended on March 5, 1997, March 13, 1997 and March 18,
           1997 (File No. 333-20677))

 10.1    Real Property Lease Agreement dated September 15, 1993 between the Company and the Port
           Authority of St. Paul, together with Amendment Nos. 1, 2 and 3 thereto dated February 6,
           1995, May 16, 1995, June 4, 1996, respectively (incorporated by reference to Exhibit 10.1 to the Company's Registration Statement on Form S-1, dated January 29, 1997, as amended on March 5, 1997, March 13, 1997 and March 18, 1997 (File No. 333-20677))

 10.2    Amendment No 4 to the Real Property Lease Agreement dated September 15, 1993 between the
           Company and the Port Authority of St. Paul (incorporated by reference to Exhibit 10.2 to the Company's Annual Report on Form 10-K for the year ended December 31, 1997)

 10.3    Master Lease Agreement dated November 14, 1994, as amended, between the Company and
           Comdisco, Inc., with Exhibits (incorporated by reference to Exhibit 10.2 to the Company's
           Registration Statement on Form S-1, dated January 29, 1997, as amended on March 5, 1997,
           March 13, 1997 and March 18, 1997 (File No. 333-20677))

 10.4    1993 Long-Term Incentive and Stock Option Plan, including forms of option agreements
           (incorporated by reference to Exhibit 10.3 to the Company's Registration Statement on
           Form S-1, dated January 29, 1997, as amended on March 5, 1997, March 13, 1997 and March
           18, 1997 (File No. 333-20677))

EXHIBIT
NUMBER                                           DESCRIPTION                                            PAGE
------   -------------------------------------------------------------------------------------------  ---------
 10.5    Directors' Stock Option Plan (incorporated by reference to Exhibit 10.4 to the Company's
           Registration Statement on Form S-1, dated January 29, 1997, as amended on March 5, 1997,
           March 13, 1997 and March 18, 1997 (File No. 333-20677))

 10.6    1997 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.5 to the
           Company's Registration Statement on Form S-1, dated January 29, 1997, as amended on March
           5, 1997, March 13, 1997 and March 18, 1997 (File No. 333-20677))

 10.7    Employment Agreement dated May 25, 1994 between the Company and James W. Bullock
           (incorporated by reference to Exhibit 10.6 to the Company's Registration Statement on
           Form S-1, dated January 29, 1997, as amended on March 5, 1997, March 13, 1997 and March
           18, 1997 (File No. 333-20677))

 10.8    Investment Agreement dated April 26, 1996 between the Company and Medtronic, Inc.
           (incorporated by reference to Exhibit 10.8 to the Company's Registration Statement on
           Form S-1, dated January 29, 1997, as amended on March 5, 1997, March 13, 1997 and March
           18, 1997 (File No. 333-20677))

 10.9    Amended and Restated Investors Rights Agreement dated January 31, 1995, together with
           Amendments thereto dated March 1, 1995 and April 26, 1996, respectively, between the
           Company and the holders of the Company's Series A and Series B Preferred Stock
           (incorporated by reference to Exhibit 10.9 to the Company's Registration Statement on
           Form S-1, dated January 29, 1997, as amended on March 5, 1997, March 13, 1997 and March
           18, 1997 (File No. 333-20677))

 10.10   Stock Purchase Agreement between the Company and Medtronic, Inc. (incorporated by reference to Exhibit 10.10 to the Company's Registration Statement on Form S-1, dated January 29,
           1997, as amended on March 5, 1997, March 13, 1997 and March 18, 1997 (File No.
           333-20677))

 10.11   Purchase Agreement between the Company, Piper Jaffray Inc., and Volpe, Welty & Company LLC
           (incorporated by reference to Exhibit 1.1 to the Company's Registration Statement on Form
           S-1, dated January 29, 1997, as amended on March 5, 1997, March 13, 1997 and March 18,
           1997 (File No. 333-20677))

 10.12*  License Agreement dated January 30, 1998 between the Company and Medtronic, Inc.
           (incorporated by reference to Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q
           for the quarter ended March 31, 1998, as amended July 31, 1998)

 10.13** Distribution/Supply Agreement, dated September 8, 1997, between the Company and Medtronic,
           Inc. (filed herewith)

 23.1    Consent of Ernst & Young LLP (Previously filed)

 24.1    Power of Attorney (Previously filed)

------------------------

* Pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, confidential portions of exhibit 10.12 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

** Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of exhibit 10.13 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.